UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2011

AB&T Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina	000-53249	26-2588442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

292 West Main Avenue, Gastonia, North Carolina		28054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (704) 867-5828

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 11, 2011, the board of directors of AB&T Financial Corporation (the “Company”) approved an amendment to the Company’s bylaws. Article II of the Company’s bylaws was amended to permit the Company’s annual meeting of shareholders to be held each year at such date and time as shall be designated by the board of directors. Previously, the annual meeting was required to be held within 120 days of the end of the fiscal year.

A complete copy of the Company’s bylaws, as amended and restated by the board of directors, is attached hereto as exhibit 3.02 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

3.02	Bylaws of AB&T Financial Corporation, as amended and restated by the board of directors on October 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AB&T Financial Corporation
(Registrant)

Date	October 17, 2011

/s/ Daniel C. Ayscue
Daniel C. Ayscue
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.02	Bylaws of AB&T Financial Corporation, as amended and restated by the board of directors on October 11, 2011